Convertible Senior Notes, Net (Details) - Schedule of interest expense related to the convertible notes $ in Thousands	6 Months Ended
Jun. 30, 2021 USD ($)
Schedule of interest expense related to the convertible notes [Abstract]
Contractual interest expense	$ 1,099
Amortization of debt discount	319
Amortization of debt issuance costs	579
Total interest expense recognized	$ 1,997